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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): March 19, 2001



                          AMBAC FINANCIAL GROUP, INC.
            (Exact name of Registrant as specified in its charter)



         Delaware                     1-10777                   13-3621676
(State of incorporation)     (Commission file number)       (I.R.S. employer
                                                            identification no.)


One State Street Plaza                                      10004
New York, New York                                          (Zip code)
(Address of principal executive offices)



                                (212) 668-0340
             (Registrant's telephone number, including area code)



                               Page 1 of 27 Pages


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                          Index to Exhibits on Page 4
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Item 5.        Other Events

     On March 19, 2001, financial statements for Ambac Assurance Corporation and Subsidiaries, the Registrant's wholly-owned subsidiary, for the year ended December 31, 2000 became available.


Item 7.        Financial Statements and Exhibits

          (c)  Exhibits.

               Exhibit Number                        Item
               --------------                        ----

                   99.06 Ambac Assurance Corporation and Subsidiaries Consolidated Financial Statements (with independent auditors' report thereon) as of December 31, 2000 and 1999 and for the three years ended December 31, 2000.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Ambac Financial Group, Inc.
                                        (Registrant)



Dated:  March 19, 2001                  By:  /s/ Frank J. Bivona
                                             --------------------------------
                                             Frank J. Bivona
                                             Vice Chairman and
                                             Chief Financial Officer

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                               INDEX TO EXHIBITS
                               -----------------


Exhibit
-------
Number         Description of Exhibit
------         ----------------------


 99.06 Ambac Assurance Corporation and Subsidiaries Consolidated Financial Statements (with independent auditors' report thereon) as of December 31, 2000 and 1999 and for the three years ended December 31, 2000.